                                                                 August 20, 1997


Cardiac Science, Inc.
1176 Main Street
Suite C
Irvine, CA 92614


Gentlemen:

     Cardiac Science, Inc. ("CSI") has advised the undersigned that (a) it has retained Sorbus Asset Strategies, S.A., a Swiss corporation ("Sorbus"), to assist CSI in finding qualified investors to purchase shares of Common Stock (the "Financing"), and (b) as a condition precedent to the consummation of the Financing, Sorbus requires the agreement on the part of the undersigned to defer collection of $128,692.50 in fees due and owing to the undersigned ($86,000 previously deferred in connection with a prior offering of securities by CSI and $42,692.50 owed in connection with an aborted bridge financing) (the "Deferred Fees"), until the earlier of 12 months from the consummation of the Financing or the completion of the next financing for CSI; provided that CSI agrees to pay the Deferred Fees to the undersigned immediately upon the undersigned ceasing to act as general counsel to CSI (other than on account of the undersigned's voluntary resignation as such counsel).

     To induce Sorbus to cause the Financing to be consummated, and as a consideration therefor, the undersigned covenants and agrees to defer collection of the Deferred Fees until the earlier of 12 months from the consummation of the Financing or the completion of the next financing for CSI; provided that (a) the Financing is for a minimum of $1,500,000 of gross proceeds and is consummated on or before August 31, 1997, and (b) CSI agrees to pay the Deferred Fees to the undersigned immediately upon the undersigned's ceasing to act as general counsel to CSI (other than on account of the undersigned's voluntary resignation as such counsel).


                                       Very truly yours,

                                       BRESLOW & WALKER, LLP

                                       By: /s/ Howard S. Breslow, Partner
                                          -------------------------------
                                            Howard S. Breslow, Partner
AGREED TO AND ACCEPTED:
CARDIAC SCIENCE, INC.

By: /s/ Raymond W. Cohen
   --------------------------
     Raymond Cohen, President